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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2002

California Coastal Communities, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17189 (Commission File Number)	02-0426634 (I.R.S. Employer Identification No.)
6 Executive Circle, Suite 250, Irvine, California (Address of principal executive offices)	92614 (Zip Code)

(949) 250-7700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Item 9.    Regulation FD Disclosure.

        On November 22, 2002, the Registrant issued the following press release:

NEWS RELEASE

Contacts:	Raymond J. Pacini Chief Executive Officer California Coastal Communities, Inc. (949) 250-7781	Lucy Dunn Executive Vice President Hearthside Homes, Inc. (949) 250-7703

CALC Reports Tentative Court Ruling:
—Takings Case Against Coastal Commission is Not Currently Ripe
—Commission's November 2000 Actions are of No Force or Effect

CALC Now Free to Start Fresh in Seeking Reasonable Development

        IRVINE, California, November 22, 2002—California Coastal Communities, Inc. (NASDAQ: CALC) reported that, on November 21, 2002, the San Diego Superior Court issued a tentative ruling declaring that no public taking without compensation of the Company's property has occurred at this time. The court's tentative ruling also stated that the California Coastal Commission's November 2000 actions were no longer of any force or effect; therefore the Company's writ of mandate petition which challenged those actions was denied. The court heard substantial oral argument from counsel for the Company, the California Coastal Commission and the Bolsa Chica Land Trust regarding the tentative ruling. While the court's final ruling may differ, there can be no assurance in that regard. A copy of the tentative ruling is attached to this press release.

        The Court's tentative ruling is based upon the fact that the Commission's decision of November 2000—which, among other things, proposed that development of the Bolsa Chica Mesa be limited to the upper bench and that the lower bench be designated as a conservation area—expired when the County of Orange expressly rejected the Commission's suggestions in May 2001.

        Ray Pacini, CEO of the Company, stated: "The important thing to remember is that the judge's tentative ruling confirms that the Commission's decision of November 2000 is of no force or effect, and that there is no conservation designation on the lower bench of our Mesa property."

        "Even though the court may deny our petition and render our takings case premature, we are pleased that there appears to be a clean slate for us to pursue reasonable development of our property, and this was the clear goal of our litigation against the Commission," he said.

        The Company currently has a permit application pending at the Commission for 379 homes on the upper bench, which was approved by the County of Orange earlier this year.

        The Court has up to 90 days to render its final decision, and the Company will issue another press release after it receives the final ruling of the court.

        The Company is a residential land development and homebuilding company operating in Southern California. The Company's principal subsidiaries are Signal Landmark and Hearthside Homes, Inc. Signal Landmark owns 208 acres on the Bolsa Chica Mesa, which overlooks the Pacific Ocean and the Bolsa Chica wetlands in Orange County, CA, along with an additional 100 acres at Bolsa Chica. Hearthside Homes, Inc. is currently building 86 homes in the Chapman Heights master-planned golf-course community in Yucaipa, CA 176 homes in the Providence Ranch community in Riverside County, CA, and 84 homes in the Victoria Grove community of Riverside County.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

        Certain of the foregoing information contain forward-looking statements that relate to future events or the Company's future financial performance. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", "continue", or the negative of such terms or other comparable terminology. These forward-looking statements include, but are not limited to statements about the Company's plans, objectives, goals, expectations and intentions, the timing and outcomes of real estate development, the timing and outcomes of litigation, regulatory approval processes or administrative proceedings, and other statements contained herein that are not historical facts.

***END***

Exhibit A

Text of Court's Tentative Ruling:

CASE NUMBER GIC764965
SIGNAL LANDMARK V CALIFORNIA COASTAL COMMISSION—TENTATIVE
11/21/02

        This ruling addresses both the Second Amended Petition for Writ of Mandate filed by Signal Landmark and Hearthside Homes, Inc. (Signal) and the motion for summary judgment/summary adjudication filed by the California Coastal Commission.

        Signal's first and second motions to supplement the record and to augment the record based on their requests for judicial notice are granted. Signal's requests for judicial notice made in connection with their supplemental briefing on the issue of justiciability are granted.

        As a preliminary matter, there are procedural matters I need to address before proceeding with the merits of the motion for summary judgment/summary adjudications and the petition for second amended writ of mandate.

        The Coastal Commission argues in its separate statement for the summary judgment/summary adjudication motion that it wants the court to decide (1) whether permitting clustered development on the upper bench would prevent a taking, and (2) whether the requirements set forth by the Commission on the upper bench were reasonable. (See separate statement facts 4,5 and 7). Those issues were not contained in the notice of motion and are not properly before the court. Moreover, adjudication of issues (summary adjudication as opposed to summary judgment) is only available as to causes of action, affirmative defenses, issues of duty and damages. (See Code Civ. Proc. §437c, subd. (f) (I).) Neither of the issues presented fall into any of the above categories and cannot be adjudicated in this motion absent a stipulation by the parties. Signal's opposition to the current resolution of these issues is not responded to in the Commission's reply. The ruling on the summary judgment/summary adjudication motion is limited, therefore, to the request for summary adjudication of the claims of inverse condemnation, denial of due process and denial of equal protection.

PROCEDURAL PRECEDENTS

        On June 25, 1999 in granting the writ brought by Friends of Bolsa Chica, the San Diego Superior Court through Judge Judith McConnell commanded the California Coastal Commission "to vacate its certification of the County of Orange Local Coastal program Amendment including the Bolsa Chica

Land Use Plan Amendment 1-95 and Bolsa Chica Implementing Action Program." The Commission was further commanded, in that same ruling, "prior to again approving the current or any future proposed Bolsa Chica Local Coastal Program, to conduct a full public hearing on the proposed local program in the manner required by law".

        Acting on that order the Commission filed a return with the court indicating that it would act in the future to vacate the prior certification. In lieu of the Commission merely vacating the prior certification Signal, the County of Orange and counsel for the Coastal Commission in an unwritten stipulation agreed that the Coastal Commission would comply with Judge McConnell's order to vacate by agreeing in advance that the County of Orange would re-submit the same 1-95 LCPA that all parties knew was violated the Coastal Act and was therefore defective in several particulars (i.e., removal of the pond, moving the eucalyptus ESHA) and which had been the subject of Court of Appeal decision in Bolsa Chica Land Trust v. Superior Court (1999) 71 cal. App. 4th 493 and knowing further the Coastal Commission had no choice but to deny that plan [said denial apparently was deemed by the parties to vacate the prior certification and therefore comply with the order of Judge McConnell]. The parties further agreed that before the Coastal Commission would act, the parties, including the Coastal Commission would work to determine what modifications could and should be made to the existing but defective plan which could be set forth as conditions or modifications proposed by the Commission and which, if accepted by the County of Orange would result in certification under Public Resources Code §30512.

        At the time of the stipulation the principal parties (though not necessarily the public, nor the environmental groups such as Friends of Bolsa Chica) had agreed how to resolve all issues relating to the defective 1-95 LCPA except the issue of protection of the raptor habitat, (the eucalyptus ESHA) and therefore the parties concentrated their efforts on the issue of habitat protection and the eucalyptus ESHA.

        Under this proposed plan of action the County of Orange submitted the red-lined version of the 1-95 LCPA but which was not "adopted" by the County pursuant to resolution as required by Public Resources Code §30512(a). Signal submitted several plans involving raptors, the most comprehensive of which was the plan created by LSA Associates, Inc. and Integrated Urban Forestry (AR3 006981-007015). Coastal Commission staff made their recommendations which included designating the lower bench as conservation (except for a couple of particulars) and limiting residential development to the upper bench of the Bolsa Chica Mesa and a total of 1,235 residential units. The original expectation that the parties that the Coastal Commission would make recommendations in conjunction with its denial of the 1-95 LCPA that were acceptable to the parties was beginning to collapse. Apparently, in a further effort toward resolution the parties met and put together a package containing the varying recommendations of raptor habitat buffer zone requirements that they stipulated to submit to three raptor experts for their evaluation and opinion. Signal/Hearthside even agreed to pay the experts for their time. The submission set forth the County's recommended buffer zone, Signal's recommended buffer zone and the Commission's recommendation of conserving the entire lower bench as buffer. The raptor experts responded but this did not assist in the anticipated resolution.

        The public hearing went forward November 16, 2000. The Coastal Commission denied the submitted LCPA as anticipated and the Commission voted to adopt the Commission staff recommendations in their totality as suggested modifications to the denial of certification. Procedurally, all went as expected. Substantively, the parties could not have been farther apart. As shown by the material submitted to the Commission in preparation for the November hearing the parties had very different ideas as to the allowable scope and the reasonableness of the Commission's proposed modifications. The County of Orange refused to accept three suggested modifications writing a letter to the Coastal Commission in May 2001 declining to consider the suggested modifications. (See undisputed fact 15, AR3 6939-6940, 6942). It is undisputed that the suggested modifications expired six months after they were proposed.

        Signal itself never applied to the Commission for a coastal development permit for residential development on the Bolsa Chica Mesa.

        Under these facts Signal's writ must be denied. There is no viable certified LCP in existence for the Bolsa Chica site. The only approved local coastal plan that is actually still in effect on this site is the 1986 LCP that all parties agree is not viable. The conditions and the findings in connection with the Nov. 2000 denial with modifications expired by operation of law pursuant to California Code of Regulations 13537. They no longer exist as findings. There is no Coastal Commission determination that the lower bench must be preserved. There is no final action by the Coastal Commission that can be the subject of a writ.

        However, I am concerned with the allegations in the supplemental briefing submitted by Signal/Hearthside that the Commission is using findings from the now expired November 2000 denial with suggested modifications, to somehow shape policy on current and future development activities on the mesa. The findings that were issued along with the November 2000 suggested modifications would have expired along with the right of the County to either accept or reject the suggested modifications with the plan. The actions of which Signal complains are the subject of judicial notice for this hearing but are not a part of the administrative record on the writ.

        Turning to the Summary Adjudication issues, because the 1-95 LCPA that was before the Coastal Commission in November 2000 was denied and the approval with suggested modifications has expired, there has been no taking. I have not been presented with sufficient evidence of futility at this point so as to invoke the utility doctrine to support the inverse condemnation claim made by Signal. As stated above Signal has not been denied a permit to develop on the lower mesa, Signal has not been required to donate acreage to the School District and a permit has issued (or is in the process of issuing), for development on the upper mesa.

        The same holds true for the due process and equal protection claims. They are not ripe for adjudication at this point in time because there is no valid LCP/LCPA before the court that is denying Signal or the County of Orange the right to develop the lower Bolsa Chica Mesa.

        For all the above reasons I am denying the second amended petition for writ of mandate in its entirety and granting the Coastal Commission's motion for summary adjudication of the Inverse Condemnation, Denial of Due Process and Denial of Equal Protection causes of action.

        Some of the parties have urged me to render an advisory opinion in this matter. I do not feel that is an appropriate course. I note that there remains a cause of action for declaratory relief that may very well assist the parties in understanding their respective rights with respect to the Bolsa Chica Mesa site in the wake of the November 2000 1-95 LCPA proceedings. I do fear there is a danger of circuitous litigation as discussed in Caloca v County of San Diego (2002) 102 Cal 4th 433 and that the parties could benefit from some guidance. However, the posture of this case is quite clearly—we thought we would be able to agree but we couldn't. There is as yet nothing on which this court is required or even entitled to act.

        While I have pointed to my disapproval of any use by the Commission of findings that were made as part of the now expired approval with suggested modifications to the 1-95 LCPA submitted to the Coastal Commission in November 2000 I do not incorporate that as a part of my ruling because it is not properly before me at this time.

        It is apparent that both Signal/Hearthside and the Coastal Commission would like some guidance on future actions. Unless these issues are put before me by stipulation or as a proper part of this action I decline to advise the parties in a vacuum.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

California Coastal Communities, Inc.
Date: November 22, 2002	By:	/s/ RAYMOND J. PACINI Raymond J. Pacini Chief Executive Officer

QuickLinks

  Item 9. Regulation FD Disclosure.
CALC Reports Tentative Court Ruling: —Takings Case Against Coastal Commission is Not Currently Ripe —Commission's November 2000 Actions are of No Force or Effect
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Exhibit A Text of Court's Tentative Ruling
SIGNATURES